UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2006

IMCLONE SYSTEMS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-19612	04-2834797
(State or other jurisdiction of	(Commission File	(IRS Employer
Incorporation)	Number)	Identification No.)

180 Varick Street

New York, New York 10014

(Address of principal executive offices) (Zip Code)

(212) 645-1405

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  Other Events

On September 18, 2006, ImClone Systems Incorporated (the “Company”) issued a statement announcing that the U.S. District Court in Manhattan had issued a decision in favor of Yeda Research and Development Company in a case involving the inventorship of a patent that the Company licenses from sanofi-aventis. The text of the related statement, which is attached as Exhibit 99.1, is incorporated by reference herein in its entirety.

ITEM 9.01.  Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Statement of ImClone Systems Incorporated dated September 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMCLONE SYSTEMS INCORPORATED
(Registrant)

Dated: September 19, 2006	By:	/s/ Erik D. Ramanathan
Erik D. Ramanathan
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release of ImClone Systems Incorporated dated September 18, 2006.